NEW DAY Clinical Trial Results July 23, 2025 1

Disclaimers 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. These statements may include, but are not limited to, statements concerning the following: the ability of our approved products, including Cortrophin Gel, ILUVIEN and YUTIQ, to achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the acquisition of Alimera, in a timely manner or at all; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the acquisition of Alimera; the limitation of our cash flow as a result of the indebtedness and liabilities incurred from the acquisition of Alimera; the risks that our acquisitions and investments, including the acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays and disruptions in production of our approved products, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, expedients, and other materials; delays and disruptions in production of our approved products as a result of our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel, ILUVIEN and YUTIQ; delays or failure in obtaining and maintaining approvals by the FDA of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration and other regulatory agencies, and the focus of the current U.S. presidential administration, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason, including increased costs due to tariffs; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products; our obligations in agreements under which we license, develop or commercialize rights to products or technology from third parties and our ability to maintain such licenses; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; and general business and economic conditions, such as inflationary pressures, geopolitical conditions including but not limited to the conflict between Russia and the Ukraine, the conflict in the Middle East, conflicts related to the attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Speakers and Agenda 3 NIKHIL LALWANI President and Chief Executive Officer CHRISTOPER MUTZ Senior Vice President, Head of Rare Disease MARY PAO, MD, PhD Chief Medical Officer of Rare Disease MICHAEL A. SINGER, MD Medical Center Ophthalmology Associates and University of Texas Health Science Center, San Antonio, TX Opening Remarks ILUVIEN & DME Treatment Background NEW DAY Study Overview & Results Closing Remarks 1 2 3 4

ILUVIEN Overview 4 DME in patients who have been previously treated with a course of corticosteroids and did not have a clinically significant rise in intraocular pressure Chronic non-infectious uveitis affecting the posterior segment of the eye Provides constant and controlled drug release with stable fluocinolone acetonide (FAc) release for up to 36 months ILUVIEN is indicated for the treatment of: ILUVIEN mechanism of action – inhibiting inflammatory response: Corticosteroids inhibit inflammatory responses to a variety of inciting agents including multiple inflammatory cytokines Corticosteroids are thought to act by inhibition of phospholipase A2 via induction of inhibitory proteins collectively called lipocortins

The Most Commonly Used Pharmacologic Treatments for DME Include Anti-VEGF Agents and Corticosteroids 5 Diagnosis Anti-VEGF Patients not well served by anti- VEGF Steroids Laser Therapy Regular monitoring, ongoing treatment and/or treatment adjustments MOA: anti- inflammatory MOA: block formation and growth of new blood vessels DME is a multifactorial disease

Steroids are the Treatment of Choice for DME Patients Not Well Served by Anti-VEGF Therapy

NEW DAY STUDY

Incomplete Response or Resistance to Anti-VEGF Therapy Can Be Attributed to Multiple Causes

- **Burden of Frequent Injections**[1,2]
- **Underlying Pathophysiology**[3,4]
- **Differential Expression of VEGF**[3]
- **Metabolic Factors**[4,5]
- **Socioeconomic Disparities**[1,6,7]

Inflammation and angiogenesis act interdependently, contributing to the breakdown of the blood-retina barrier during the development of DME

Positive Correlation Between DME Severity and Concentration of Inflammatory Cytokines[7]

A statistically significant positive correlation between aqueous humor levels of inflammatory cytokines and diabetic retinopathy severity was observed

- IL-1β ($p = 0.003$)
- IL-6 ($p < 0.001$)
  IL-8 ($p = 0.001$)
- MCP-1 ($p < 0.001$)
- IP-10 ($p < 0.001$)

No significant correlation between VEGF levels and diabetic retinopathy severity was observed ($p = 0.733$)

1. Ciulla TA, et al. Br J Ophthalmol. 2021;105(2):216-221. 2. Nakao S, et al. Graefes Arch Clin Exp Ophthalmol. 2024;262(12):3749-3759.3. Sorour OA, et al. Surv Ophthalmol. 2023;68(2):147-174. 4. Usui-Ouchi A, et al. Life (Basel). 2021;11(2):83.
5. Gonzalez VH, et al. Am J Ophthalmol. 2016;172:72-79. 6. Holekamp NM, Campbell J, Almony A, et al. Am J Ophthalmol. 2018 Oct;194:192. doi: 10.1016/j.ajo.2018.08.023.]. Am J Ophthalmol. 2018;191:83-91. 7. Diabetic Retinopathy Clinical Research Network, Wells JA, Glassman AR, et al. N Engl J Med. 2015;372(13):1193-1203. 7. Dong N, Xu B, Wang B, Chu L. Mol Vis. 2013;19:1734-1746.

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NEW DAY Study Overview

NEW DAY STUDY

Assess the efficacy of ILUVIEN as baseline therapy in patients with early DME; assess the safety and tolerability of ILUVIEN and aflibercept combination in patients with DME

SCREENING
2-3 Weeks

Eligibility determined by IOP reading after steroid challenge

DME Patients
N = 306

Randomized 1:1

INDUCTION
Week 0-16

ILUVIEN Implant
N = 154

- 1 injection followed by 4 placebo injections every 4 weeks
- Supplemental aflibercept if needed, per protocol

Aflibercept (2 mg)
N = 152

- 5 injections, every 4 weeks

MAINTENANCE
Week 17-72

Supplemental aflibercept if needed, per protocol

KEY DETAILS

The intent-to-treat (ITT) and safety populations included all randomized patients, regardless of whether they received the treatment.

Primary Endpoint: Mean total # of supplemental aflibercept injections needed during the study from baseline to Week 72 in the ITT population

Select Secondary Endpoints:
- Time to first supplemental therapy from last injection
- Proportion of patients with 15, 10, and 5 letter Early Treatment Diabetic Retinopathy Study (ETDRS) gains from baseline at Week 72 (ITT)
- Mean change from baseline (CFB) in central subfield thickness (CST) in the ITT population on optical coherence tomography (OCT)
- Proportion of patients who do not require any supplemental therapy during the study (ITT)
- **Safety:** Rates of cataract surgery and incidence of intraocular pressure and surgery throughout the study

1. A Study of Intravitreal ILUVIEN® Implant as Baseline Therapy in Patients With Early Diabetic Macular Edema (DME) (NEW DAY). ClinicalTrials.gov identifier: NCT04469595. Accessed November 1, 2024. https://clinicaltrials.gov/study/NCT04469595 2. Data on File, ANI Pharmaceuticals, Inc.

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NEW DAY Inclusion and Exclusion Criteria

NEW DAY STUDY

Inclusion Criteria

- Patients ≥18 years old with a diagnosis of Type 1 or Type 2 diabetes
- Center-involving DME confirmed by SD-OCT and CST of ≥350 µm
- BCVA of ≥35 and ≤80 ETDRS letters in study eye at screening visit

Exclusion Criteria

Proliferative Diabetic Retinopathy

- Glaucoma or ocular hypertension
- Other conditions associated with macular edema
- Patients who received prior laser photocoagulation therapy, including macular grid or PRP at any time in the study eye
- Patients who received the following therapies in the study eye:
  - Intravitreal or periocular steroids
  - Intravitreal injection of aflibercept, brolucizumab, or conbercept ≤12 months prior to screening visit

Patients who received >1 intravitreal injection of ranibizumab or bevacizumab in the last 12 months, or have received ranibizumab or bevacizumab ≤6 weeks prior to screening visit

- Steroid challenge exclusion: At the baseline visit, patients who were determined to have an IOP ≥25 mmHg or an increase ≥8 mmHg from screening visit after being challenged by difluprednate.

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NEW DAY: Patient Disposition, ITT 9 Intent to Treat Discontinued Early ILUVIEN Implant N = 154 Aflibercept (2 mg) N = 152 N = 30 N = 34 Lost to follow-up: 14 Withdrawal of consent: 7 Death: 3 Noncompliance: 2 Adverse event: 1 Sponsor request: 1 Investigator decision: 0 Other: 2 Lost to follow-up: 10 Withdrawal of consent: 8 Death: 3 Noncompliance: 1 Adverse event: 1 Sponsor request: 2 Investigator decision: 2 Other: 7 N = 124 N = 118 Reasons for Discontinuation Completed Study Overall

Patient Demographics, ITT 10 ILUVIEN N = 154 Aflibercept N = 152 Overall N = 306 Age (Years) n Mean (SD) Median Min, max 154 61.0 (8.08) 61.0 38, 84 152 61.8 (9.10) 61.5 36, 86 306 61.4 (8.60) 61.0 36, 86 Gender, n (%) Female Male 54 (35.1) 100 (64.9) 60 (39.5) 92 (60.5) 114 (37.3) 192 (62.7) Race, n (%) n American Indian or Alaska Native Asian Black or African American Native Hawaiian or Other Pacific Islander White Other 152 3 (2.0) 5 (3.3) 21 (13.8) 1 (0.7) 117 (77.0) 5 (3.3) 151 3 (2.0) 1 (0.7) 16 (10.6) 0 (0.0) 127 (84.1) 4 (2.6) 303 6 (2.0) 6 (2.0) 37 (12.2) 1 (0.3) 244 (80.5) 9 (3.0) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino Not reported Unknown 38 (24.7) 114 (74.0) 2 (1.3) 0 (0.0) 38 (25.0) 111 (73.0) 2 (1.3) 1 (0.7) 76 (24.8) 225 (73.5) 4 (1.3) 1 (0.3)

Baseline Characteristics, ITT 11 ILUVIEN N = 154 Aflibercept N = 152 Overall N = 306 Baseline visual acuity n Mean (SD) Median Min, max 153 66.2 (11.19) 69.0 30, 86 152 65.7 (11.33) 68.0 28, 92 305 66.0 (11.24) 68.0 28, 92 Baseline median IOP n Mean (SD) Median Min, max 154 17.2 (3.11) 17.0 9, 26 152 17.2 (3.40) 18.0 7, 24 306 17.2 (3.26) 17.0 7, 26 Baseline ETDRS Total Letter Score n Mean (SD) Median Min, max 152 69.5 (14.99) 73.0 10, 96 151 69.7 (13.37) 72.0 19, 95 303 69.6 (14.18) 72.0 10, 96 Baseline DRSS Scale, n (%) n No DR Microaneurysms only Mild NPR Moderate NPDR Moderately severe NPDR  Severe PDR  Mild PDR  Moderate NPDR High-risk PDR 152 1 (0.7) 2 (1.3) 4 (2.6) 5 (3.3) 2 (1.3) 3 (2.0) 13 (8.6) 8 (5.3) 114 (75.0) 151 0 (0.0) 1 (0.7) 3 (2.0) 2 (1.3) 5 (3.3) 6 (4.0) 18 (11.9) 11 (7.3) 105 (69.5) 303 1 (0.3) 3 (1.0) 7 (2.3) 7 (2.3) 7 (2.3) 9 (3.0) 31 (10.2) 19 (6.3) 219 (72.3) IOP Lowering Medication at Baseline, n (%) n Yes No 154 26 (16.9) 128 (83.1) 152 6 (3.9) 146 (96.1) 306 32 (10.5) 274 (89.5) Phakic Patients at Baseline 96 (62) 106 (70) 202 (66) Patients with Previous Anti-VEGF Treatment 15 (9.7) 14 (9.2) 29 (9.5)

Post Hoc Analysis: Per Protocol (PP) Population

NEW DAY STUDY

Post Hoc Patient Population

Subset of the randomized patients who did not have major study deviation:

- Randomized/enrolled without meeting eligibility criteria
- Administered incorrect treatment
- Received prohibited concomitant medication/therapy

A total of 44 patients experienced 73 major deviations which excluded them from the post hoc per protocol analysis:

- ~1/2 of the major deviations were cases in which a patient was supposed to receive a supplemental injection, but did not
- ~1/3 of the major deviations were cases in which a patient received a supplemental injection but was not supposed to by protocol guidelines

Patient Disposition, PP

	ILUVIEN Implant	Aflibercept (2 mg)
Intent to Treat	N = 154	N = 152
PP	N = 128	N = 134
Discontinued Early	N = 25	N = 30
Reasons for Discontinuation	Lost to follow-up: 14 Withdrawal of consent: 6 Death: 2 Noncompliance: 1 Adverse event: 1 Sponsor request: 0 Investigator decision: 0 Other: 1	Lost to follow-up: 8 Withdrawal of consent: 8 Death: 3 Noncompliance: 1 Adverse event: 1 Sponsor request: 2 Investigator decision: 1 Other: 6
Completed Study Overall	N = 103	N = 104

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Patient Demographics, PP PP, post hoc per protocol; SD, standard deviation. 1. Data on File, ANI Pharmaceuticals, Inc. 13 ILUVIEN N = 128 Aflibercept N = 134 Overall N = 262 Age (Years) n Mean (SD) Median Min, max 128 60.8 (7.93) 61.0 38, 84 134 61.9 (9.35) 62.0 36, 86 262 61.4 (8.69) 61.0 36, 86 Gender, n (%) Female Male 43 (33.6) 85 (66.4) 51 (38.1) 83 (61.9) 94 (35.9) 168 (64.1) Race, n (%) n American Indian or Alaska Native Asian Black or African American Native Hawaiian or Other Pacific Islander White Other 126 3 (2.4) 4 (3.2) 17 (13.5) 1 (0.8) 96 (76.2) 5 (4.0) 133 3 (2.3) 1 (0.8) 15 (11.3) 0 (0.0) 112 (84.2) 2 (1.5) 259 6 (2.3) 5 (1.9) 32 (12.4) 1 (0.4) 208 (80.3) 7 (2.7) Ethnicity, n (%) Hispanic or Latino Not Hispanic or Latino Not Reported Unknown 30 (23.4) 97 (75.8) 1 (0.8) 0 (0.0) 30 (22.4) 101 (75.4) 2 (1.5) 1 (0.7) 60 (22.9) 198 (75.6) 3 (1.1) 1 (0.4)

Baseline Characteristics, PP

NEW DAY STUDY

	ILUVIEN N = 128	Aflibercept N = 134	Overall N = 262	P-Value*
Baseline Visual Acuity				
n	127	134	261	0.872
Mean (SD)	66.3 (11.52)	66.1 (11.10)	66.2 (11.29)	
Median	69.0	68.0	69.0	
Min, Max	30, 86	28, 92	28, 92	
Baseline Median IOP				
n	128	134	262	0.939
Mean (SD)	17.1 (3.09)	17.2 (3.40)	17.2 (3.25)	
Median	17.0	18.0	18.0	
Min, Max	9, 24	7, 24	7, 24	
Baseline ETDRS Total Letter Score				
n	127	134	261	0.579
Mean (SD)	69.5 (15.81)	70.5 (12.67)	70.0 (14.26)	
Median	73.0	72.0	73.0	
Min, Max	10, 96	27, 95	10, 96	
Baseline DRSS Scale, n (%)				
n	127	134	261	0.651
No DR	1 (0.8)	0 (0.0)	1 (0.4)	
Microaneurysms Only	2 (1.6)	0 (0.0)	2 (0.8)	
Mild NPDR	4 (3.1)	3 (2.2)	7 (2.7)	
Moderate NPDR	4 (3.1)	2 (1.5)	6 (2.3)	
Moderately Severe NPDR	2 (1.6)	4 (3.0)	6 (2.3)	
Severe NPDR	2 (1.6)	3 (2.2)	5 (1.9)	
Mild PDR	11 (8.7)	15 (11.2)	26 (10.0)	
Moderate PDR	6 (4.7)	11 (8.2)	17 (6.5)	
High Risk PDR	95 (74.8)	96 (71.6)	191 (73.2)	
IOP Lowering Medication at Baseline, n (%)				
n	128	134	262	<0.001
Yes	23 (18.0)	6 (4.5)	29 (11.1)	
No	105 (82.0)	128 (95.5)	233 (88.9)	

*The difference between ILUVIEN and aflibercept was assessed using a two-sided independent pooled t-test

DR, diabetic retinopathy; DRSS, diabetic retinopathy severity scale; ETDRS, Early Treatment Diabetic Retinopathy Study; IOP, intraocular pressure; PP, modified protocol population; NPR, non-proliferative retinopathy; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy; SD, standard deviation.

1. A Study of Intravitreal ILUVIEN® Implant as Baseline Therapy in Patients With Early Diabetic Macular Edema (DME) (NEW DAY). ClinicalTrials.gov identifier: NCT04469595. Accessed November 1, 2024. https://clinicaltrials.gov/study/NCT04469595 2. Data on File, ANI Pharmaceuticals, Inc.

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Results in ITT Population Primary Endpoint ILUVIEN N = 154 Aflibercept N = 152 P-value* Mean # of supplemental aflibercept injections 2.4 2.5 0.756 *The difference between FAc and aflibercept was assessed using a two-sided independent pooled t-test. 15 Secondary Endpoints ILUVIEN Aflibercept P-value* Mean time to first supplemental therapy since last injection in induction phase 185.4 days 132.8 days <0.001 Proportion of patients without supplemental therapy 32.5% 30.3% 0.678 Total # of injections needed over the course of the study: ILUVIEN: 3.0 Aflibercept: 7.5

Results in PP Population Primary Endpoint ILUVIEN N = 128 Aflibercept N = 134 P-value* Mean # of supplemental aflibercept injections 1.8 2.5 0.029 *The difference between FAc and aflibercept was assessed using a two-sided independent pooled t-test. 16 Secondary Endpoint ILUVIEN Aflibercept P-value* Mean time to first supplemental therapy since last injection in induction phase 189.2 days 131.4 days <0.001 Total # of injections needed over the course of the study: ILUVIEN: 2.8 Aflibercept: 7.5

Secondary Visual Acuity Endpoint Results, ITT *P-value based on difference in means at Month 18. 17 Mean Change From Baseline in BCVA Score Over 18 Months in Patients Who Did Not Meet the Prespecified Non- Inferiority Margin of 4 ETDRS Letters, ITT P = 0.080 at month 18* Mean Change From Baseline in BCVA Over Time in Non-Rescued Patients was Comparable Between the Two Treatment Arms, ITT P = 0.252 at month 18* Mean Change from Baseline in BCVA Score Over 18 Months by Lens Status was Comparable Between All Treatment Groups, ITT

Proportion of Patients With 5, 10, and 15 Letter ETDRS Gains from Baseline, ITT *P-value was assessed using the likelihood ratio chi-square test. 18 ILUVIEN N = 122 Aflibercept N = 117 P-value* Patients With 5 Letter ETDRS Gain from Baseline at 18 Months 41.0% 49.6% 0.182 Patients With 10 Letter ETDRS Gain from Baseline at 18 Months 23.0% 29.9% 0.222 Patients With 15 Letter ETDRS Gain from Baseline at 18 Months 11.5% 10.3% 0.762

Central Subfield Thickness Results *P-value based on difference in means at Month 18. 19 Mean CST Over 18 Months, ITT P = 0.278 at month 18* Mean Change from Baseline in CST Over 18 Months, ITT P = 0.709 at month 18* Mean Change from Baseline in CST Over 18 Months in Non-Rescued Patients, ITT P = 0.641 at month 18*

Overall Safety Summary 20 ILUVIEN N = 154 Aflibercept N = 152 Overall N = 306 Any TEAE, n (%) 136 (88.3) 115 (75.7) 251 (82.0) Treatment-related TEAEs, n (%) 63 (40.9) 5 (3.3) 68 (22.2) Serious TEAEs, n (%) 38 (24.7) 46 (30.3) 84 (27.5) Serious treatment-related TEAEs, n (%) 0 (0) 0 (0) 0 (0)

Serious TEAEs With an Incidence ≥1% by System Organ Class

NEW DAY STUDY

	ILUVIEN N = 154	Aflibercept N = 152	Overall N = 306
Patients with ≥1 TEAE, n (%)	38 (24.7)	46 (30.3)	84 (27.5)
Blood and lymphatic system disorders (overall)	1 (0.6)	1 (0.7)	2 (0.7)
Cardiac disorders (overall)	12 (7.8)	17 (11.2)	29 (9.5)
Eye disorders	1 (0.6)	0 (0.0)	1 (0.3)
Gastrointestinal disorders	1 (0.6)	1 (0.7)	2 (0.7)
General disorders and administration site conditions	3 (1.9)	1 (0.7)	4 (1.3)
Hepatobiliary disorders	0 (0.0)	1 (0.7)	1 (0.3)
Infections and infestations	15 (9.7)	17 (11.2)	32 (10.5)
Injury, poisoning, and procedural complications	6 (3.9)	3 (2.0)	9 (2.9)
Investigations	2 (1.3)	2 (1.3)	4 (1.3)
Metabolism and nutrition disorders	3 (1.9)	2 (1.3)	5 (1.6)
Musculoskeletal and connective tissue disorders	3 (1.9)	0 (0.0)	3 (1.0)
Neoplasms benign, malignant, and unspecified (including cysts and polyps)	2 (1.3)	1 (0.7)	3 (1.0)
Nervous system disorders	4 (2.6)	14 (9.2)	18 (5.9)
Psychiatric disorders	1 (0.6)	1 (0.7)	2 (0.7)
Renal and urinary disorders	7 (4.5)	5 (3.3)	12 (3.9)
Reproductive system and breast disorders	1 (0.6)	0 (0.0)	1 (0.3)
Respiratory, thoracic, and mediastinal disorders	6 (3.9)	7 (4.6)	13 (4.2)
Skin and subcutaneous tissue disorders	2 (1.3)	2 (1.3)	4 (1.3)
Surgical and medical procedures	1 (0.6)	0 (0.0)	1 (0.3)
Vascular disorders	4 (2.6)	2 (1.3)	6 (2.0)

Only specific TEAEs with an incidence ≥1% are shown in the above table.

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Ocular TEAEs by System Organ Class ILUVIEN N = 154 Aflibercept N = 152 Overall N = 306 Patients with one or more treatment-emergent adverse events related to study treatment, n (%) 63 (40.9%) 5 (3.3%) 68 (22.2%) Eye disorders Borderline glaucoma Cataract Cataract subcapsular Conjunctival hemorrhage Corneal abrasion Endophthalmitis Eye hemorrhage Eye pruritus Glaucoma Keratitis Ocular hypertension Vitreous floaters 56 (36.4%) 1 (0.6%) 46 (29.9%) 4 (2.6%) 2 (1.3%) 1 (0.6%) 0 (0.0%) 0 (0.0%) 1 (0.6%) 2 (1.3%) 1 (0.6%) 6 (3.9%) 1 (0.6%) 4 (2.6%) 0 (0.0%) 1 (0.7%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (0.7%) 1 (0.7%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (0.7%) 60 (19.6%) 1 (0.3%) 47 (15.4%) 4 (1.3%) 2 (0.7%) 1 (0.3%) 1 (0.3%) 1 (0.3%) 1 (0.3%) 2 (0.7%) 1 (0.3%) 6 (2.0%) 2 (0.7%) General disorders and administration site conditions Injection site pain Ocular implant exposure 2 (1.3%) 1 (0.6%) 1 (0.6%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 2 (0.7%) 1 (0.3%) 1 (0.3%) Investigations Intraocular pressure increased 12 (7.8%) 12 (7.8%) 1 (0.7%) 1 (0.7%) 13 (4.2%) 13 (4.2%) 22 No retinal detachments or endophthalmitis in ILUVIEN arm

Safety: Patients With an IOP Increase 23 ILUVIEN N = 154 Aflibercept N = 152 Patients that experienced any IOP increase event, n (%) 24 (15.6) 5 (3.3) IOP increase event description, n (%) Change in IOP ≥10 mmHg from baseline IOP ≥25 mmHg IOP ≥35 mmHg 4 (2.6) 17 (11.0) 3 (1.9) 1 (0.7) 4 (2.6) 0 (0.0)

Safety: Patients Who Underwent IOP Lowering Laser Therapy and Surgery 24 ILUVIEN N = 154 Aflibercept N = 152 Overall N = 306 Any laser and incisional IOP-lowering interventions during study, n (%) 7 (4.5) 2 (1.3) 9 (2.9) Laser (SLT and PI) 4 (2.6) 2 (1.3) 6 (2.0) Incisional surgery 3 (1.9) 0 3 (1.0)

NEW DAY Clinical Trial Summary

NEW DAY STUDY

Primary Endpoint, ITT	**Mean number of supplemental aflibercept injections:** Results favored the ILUVIEN arm, but the difference was not statistically significant (2.4 vs. 2.5 injections, p=0.756) and therefore the endpoint was not met (N=154 in ILUVIEN arm, N=152 in aflibercept arm)
Secondary Endpoints, ITT	• Statistically significant increase in mean time from last treatment injection to first supplemental injection of 185.4 vs. 132.8 days (p<0.001, N=154 in ILUVIEN arm, N=152 in aflibercept arm) • Visual acuity and anatomic changes demonstrated non-inferiority between both arms • ~1/3 of the patients to remain free of supplemental injections in both arms • Showed similar safety rates in terms of cataract and IOP as previous FAc implant studies with no retinal detachments or endophthalmitis
Per-Protocol Population, PP	• Results demonstrated a statistically significant difference in mean number of supplemental aflibercept injections in favor of the ILUVIEN arm (1.8 vs. 2.5 injections, p=0.029, N=128 in ILUVIEN arm, N=134 in aflibercept arm) o Lower total number of aflibercept injections needed (2.8 vs. 7.5 injections)

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Closing Remarks Thank You to All the NEW DAY Study Sites and Patients 306 eyes across 42 sites in the United States 26

Questions and Answers 27